Exhibit 99.1

Riot Blockchain Announces CFO Change

CASTLE ROCK, CO / PRNewswire / August 15, 2019 / Riot Blockchain, Inc. (RIOT) (“Riot,” “Riot Blockchain” or the “Company”) today announced that its Board of Directors is implementing a leadership change. Riot’s Chief Executive Officer, Mr. Jeffrey G. McGonegal is being named as Chief Financial Officer of the Company on an interim basis until a permanent successor Chief Financial Officer is named. Mr. McGonegal replaces the departing Mr. Robby Chang, who joined Riot in February 2018 as its Chief Financial Officer. The Board wishes to thank Mr. Chang for his past efforts and wishes him well in his future endeavors. The Company will be immediately conducting an extensive search to identify and appoint a permanent successor Chief Financial Officer.

Mr. McGonegal had previously served as Riot’s Chief Financial Officer and he will continue to serve as Riot’s Chief Executive Officer following his appointment as Chief Financial Officer on an interim basis.

About Riot Blockchain

Riot Blockchain is focused on building, operating, and supporting blockchain technologies. Its primary operations consist of cryptocurrency mining, targeted development of exchange and mining pool platforms, along with other investments within the sector. For more information, visit: RiotBlockchain.com.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Part I, Item 1A of our most recent annual report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2019, as amended by Amendment No. 1 on Form 10-K/A filed on April 23, 2019, as well as those risk factors disclosed in our registration statement on Form S-3 (File No. 333-226111) and any periodic reports we file with the SEC. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment.

Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations should they occur. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Safe Harbor” below.

Safe Harbor

The information provided in this press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact may be forward-looking statements; words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company’s filings with the Securities and Exchange Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at SEC.gov or at the Company’s website at RiotBlockchain.com. These forward-looking statements speak only as of the date of this communication or the date they were made and, unless required by applicable federal securities laws, the Company does not undertake any obligation to update forward-looking statements contained in this press release.

Media and Investor Relations Contact:

info@RiotBlockchain.com

SOURCE: Riot Blockchain, Inc.